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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 6, 2005


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
           ----------------------------------------------------------
            (as depositor under the Pooling and Servicing Agreement,
            dated as of July 1, 2005, providing for the issuance of
                       Asset Backed Notes, Series 2005-3)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                   333-104020                33-0727357
 ---------------------------         -------------        ----------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)


                3 Ada
          Irvine, California                                    92618
----------------------------------------                      --------
(Address of Principal Executive Offices)                      Zip Code

Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.   OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

         Option One Mortgage Acceptance Corporation (the "Registrant") plans a series of certificates, entitled Option One Mortgage Loan Trust 2005-3, Asset-Backed Certificates, Series 2005-3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of July 1, 2005, among the Registrant as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank, N.A. as trustee. The Certificates to be designated as the Series 2005-3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and first and second lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Banc of America Securities LLC, Greenwich Capital Markets, Inc., JP Morgan Securities Inc., Citigroup Global Markets Inc., Lehman Brothers Inc., BNP Paribas Securities Corp. and H&R Block Financial Advisors Inc. (the "Underwriters") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                      Item 601(a) of
                      Regulation S-K
      Exhibit No.      Exhibit No.                    Description
      -----------     --------------                  -----------
           1                99          Collateral Term Sheets (as defined in
                                        Item 5) that have been provided by the
                                        Underwriters to certain prospective
                                        purchasers of Option One Mortgage Loan
                                        Trust 2005-3, Asset-Backed Certificates,
                                        Series 2005-3.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 6, 2005

                                                 OPTION ONE MORTGAGE ACCEPTANCE
                                                 CORPORATION


                                                 By: /s/ David S. Wells
                                                     --------------------------
                                                 Name:   David S. Wells
                                                 Title:  Assistant Secretary



                                Index to Exhibits

                                                                  Sequentially
    Exhibit No.                  Description                     Numbered Page
    -----------                  -----------                     -------------
        99.5        Collateral Term Sheets (as defined in              P
                    Item 5) that have been provided by the
                    Underwriters to certain prospective
                    purchasers of Option One Mortgage Loan
                    Trust 2005-3, Asset-Backed Certificates,
                    Series 2005-3.




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                                  EXHIBIT 99.5


                                [FILED BY PAPER]